Exhibit 10.4
[Execution Copy]
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT, dated as of September 12, 2007 (the “Agreement”), is entered into by and between NavSite, Inc., a Delaware corporation (including any successor thereto, whether by merger, consolidation, conversion or otherwise, the “Company”) and GTCR Fund VI, L.P. (the “Representative”) as representative of the Purchasers (as defined below).
     WHEREAS, the Company, NSite Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, netASPx, Inc., a Delaware corporation (“netASPx”) and the Representative, solely in its capacity as Representative thereunder have entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 12, 2007;
     WHEREAS, pursuant to the Merger Agreement, the Representative has been appointed by the Purchasers as agent for, and to act on behalf of, the Purchasers in connection with, among other things, the Purchasers’ rights under this Agreement;
     WHEREAS, the Purchasers have the right to acquire shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) upon conversion of shares of Preferred Stock (as hereinafter defined) of the Company, purchased pursuant to the Merger Agreement; and
     WHEREAS, the Company and the Representative (on behalf of the Purchasers) deem it to be in their respective best interests to set forth their rights in connection with public offerings and sales of shares of Common Stock and are entering into this Agreement as a condition to and in connection with netASPx and the Representative entering into the Merger Agreement.
     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Representative hereby agree as follows:
     Section 1. Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:
     “Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.
     “Effective Time” means the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.
     “Exchange Act” means the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.
     The term “holder” means each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

     The term “person” means a corporation, association, partnership, organization, limited liability company, limited partnership, limited liability partnership, or other similar entity, individual, government or political subdivision thereof or governmental agency.
     “Purchasers” means the Company Stockholders, as such term is defined in the Merger Agreement.
     “Preferred Stock” means the Company’s Series A Convertible Preferred Stock, par value $0.01 per share.
     “Registrable Securities” means the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (ii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company; (iii) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (iv) such Security shall cease to be outstanding.
     “Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof.
     “Rule 144,” “Rule 145,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.
     “Securities” means (i) the shares of Preferred Stock issued to the Purchasers pursuant to the Merger Agreement and (ii) the shares of Common Stock of the Company issued or issuable upon conversion of the shares of Preferred Stock issued to the Purchasers pursuant to the Merger Agreement, and (iii) any other capital stock of the Company into which such shares of Preferred Stock or Common Stock may be converted or which is issued or issuable upon conversion of such shares of Preferred Stock, in each case as a result of any stock split, stock dividend, recapitalization, exchange or similar event.
     “Securities Act” means the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.
     “Shelf Registration” shall have the meaning assigned thereto in Section 2(a) hereof.
     “Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.
     Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Capitalized terms used herein but not defined herein shall have the meaning assigned to such terms in the Merger Agreement.
     Section 2. Registration Under the Securities Act .
          (a) The Company shall file under the Securities Act, as soon as reasonably practicable but in no event later than November 30, 2007, a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”). The Company agrees to use its reasonable best efforts (x) to cause the Shelf Registration Statement to become or be declared effective as soon as reasonably practicable after such filing, but in no event later than January 31, 2008, and subject to Section 3(d), to keep such Shelf Registration Statement continuously effective until such time as there are no longer any Registrable Securities outstanding, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement. The Company further agrees to supplement or make amendments to the Shelf Registration Statement, including without limitation, any post effective amendments, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration. To the extent the Company is required to file a prospectus under Rule 424(b) of the Securities Act, it shall file such prospectus on the third business day following the Effective Time. In the event that the Company and the Representative agree that it would be advisable to delay the registration of a portion of the Securities, the Company shall file a subsequent Shelf Registration Statement covering such portion of the Securities at a time which shall be mutually agreed by the Company and the Representative. Such Shelf Registration Statement shall be subject to all of the terms and provisions of this Agreement, except for the initial filing deadline described above.
          (b) The Company shall use all reasonable best efforts to take all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated in Section 2(a) hereof, and to submit to the Commission, within two business days after the Company learns that no review of the Shelf Registration Statement will be made by the staff of the Commission or that the staff has no further comments on the Shelf Registration Statement, as the case may be, a request for acceleration of effectiveness (or post effective amendment, if applicable) of the Shelf Registration Statement to a time and date not later than 48 hours after the submission of such request.
          (c) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders of the Company other than the holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each holder written notice of such registration. Upon the written request of each holder given within twenty (20) days after mailing of such notice by the Company, the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such holder has requested to be registered. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(c) prior to the effectiveness of such registration whether or not any holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 4 hereof.
          (d) Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time. Any reference to a prospectus as of any time shall include any supplement thereto, preliminary prospectus, or any free writing prospectus in respect thereof.
     Section 3. Registration Procedures.
     The following provisions shall apply to the filing of the Shelf Registration Statement:
          (a) The Company shall:
               (i) prepare and file with the Commission, as soon as practicable but in any case within the time period specified in Section 2(a), a Shelf Registration Statement on any form which may then be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders and use all reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in Section 2(a);
               (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement (including without limitation, any required post effective amendments) and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, including without limitation, to include any holder to be named as a selling security holder therein;
               (iii) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the holders provided for in such Shelf Registration Statement;

               (iv) provide the Representative and its counsel the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto, in each case by providing drafts and otherwise, subject to customary confidentiality restrictions;
               (v) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(a), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(a)(iv) such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to be available to respond to such inquiries, as shall be reasonably necessary, in the judgment of the counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act, and in connection therewith, the Company shall use its reasonable best efforts to cooperate with such persons in obtaining from the Company’s independent auditors, and counsel to the Company, such comfort letters and opinions and statements as shall be appropriate to be delivered to and for the benefit of any such person in the relevant circumstances, and the Company shall pay any fees and expenses of its independent certified public accountants and counsel in connection therewith;
               (vi) promptly notify each of the holders, and if requested by any such holder, confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
               (vii) use all reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

               (viii) if requested by any holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the amount of Registrable Securities being sold by such holder, the name and description of such holder the offering price of such Registrable Securities and any compensation payable in respect thereof, and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;
               (ix) furnish to each holder and the respective counsel referred to in Section 3(a)(iv) a conformed copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder) and of the prospectus included in such Shelf Registration Statement, in conformity in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder, and such other documents, as such holder may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder and to permit such holder to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(b) below, the Company hereby consents to the use of such prospectus and any amendment or supplement thereto by each such holder, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any supplement or amendment thereto;
               (x) use all reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any holder thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such holder to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary to enable each such holder to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(x), or (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction unless already subject to service of process or taxation in such jurisdiction and unless required by law;
               (xi) use all reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;
               (xii) unless any Registrable Securities shall be in book-entry only form, cooperate with the holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;
               (xiii) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 8(i) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and
               (xiv) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).
          (b) In the event that the Company would be required, pursuant to Section 3(a)(vi)(F) above, to notify the holders of the matter described therein, the Company shall promptly prepare and furnish to each of the holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder agrees that upon receipt of any notice from the Company pursuant to Section 3(a)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.
          (c) The Company may require such holder to furnish to the Company such information regarding such holder, the Registrable Securities held by it, and such holder’s intended method of distribution of Registrable Securities as may reasonably be required in order to comply with the Securities Act. Each such holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such holder or such holder’s intended method of disposition of such Registrable

Securities or omits to state any material fact regarding such holder or such holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.
          (d) Notwithstanding any other provision of this Agreement, if after January 31, 2008 the Company shall furnish to the holders a certificate signed by the Chief Executive Officer, the Chairman of the Board, the Chief Financial Officer or the General Counsel of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for the Shelf Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Shelf Registration Statement for a period of not more than forty-five (45) days (any such period, a “Suspension Period”), provided, however, that the Company shall not utilize this right more than two times in any twelve (12) month period and provided further, that the Company shall not register any other of its shares during any Suspension Period.
          (e) The Company shall provide to each affected holder any comments or notifications of the Commission or any other applicable regulatory authority that bears on the status of or disclosure with respect to any such holder, or if applicable, the holders as a class, and in the event requested by any holder, withdraw information relating to such holder as a selling shareholder from such Shelf Registration Statement and any other related offering materials. In the event such holder withdraws from such Shelf Registration Statement, such holder shall be eligible to participate in any subsequent Shelf Registration Statement filed by the Company as contemplated by Section 2(a), and the Company shall have no liability relating to the decision of such holder to withdraw from such Shelf Registration Statement and shall not be deemed to have defaulted in its obligations under this Agreement in any respect.
          (f) The Company shall as expeditiously as possible: (i) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on The NASDAQ Capital Market and (ii) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
     Section 4. Registration Expenses.
     The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(a)(x) hereof and determination of their eligibility for investment under the laws of such jurisdictions as or the holders may designate, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing blue sky memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (f) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance), (g) reasonable fees, disbursements and expenses of one counsel for the holders retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by holders (which counsel shall be reasonably satisfactory to the Company) in an amount not to exceed $10,000, and (h) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.
     Section 5. Representations and Warranties.
     The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Securities that:
          (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(a)(vi)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(b) hereof, each such registration statement, and each prospectus contained therein or furnished pursuant to Section 3(a) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein.
          (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein.
          (c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, (ii) result in any violation of the provisions of the certificate of incorporation or organization or the by-laws or other governing documents, as applicable, of the Company or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary or any of their properties except, in the case of clauses (i) and (iii), for such conflicts, breaches, violations or defaults as would not individually, or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except (i) the registration under the Securities Act of the Securities, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Securities, (iii) the filing of a notification form with the Nasdaq Capital Market within five days after the Closing Date (as defined in the Merger Agreement), (iv) such additional post-Closing filings as may be required to comply with applicable state and federal securities laws and the listing requirements of the Nasdaq Capital Market and (v) such consents, approvals, authorizations, registrations or qualifications that have been obtained and are in full force and effect as of the date hereof.
          (d) This Agreement has been duly authorized, executed and delivered by the Company.

     Section 6. Indemnification.
          (a) Indemnification by the Company. The Company will indemnify and hold harmless each of the holders of Registrable Securities included in a Shelf Registration Statement and the directors, officers, members, partners, employees, agents and representatives thereof, and each other person, if any, who controls such holder within the meaning of the Securities Act (the “Holder Indemnitees”) against any losses, claims, damages or liabilities, joint or several, incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which such person may become subject under the Securities Act, the Exchange Act or any other law, including without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Shelf Registration Statement, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or free writing prospectus contained therein or furnished by the Company to any such holder or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated thereunder, in connection with any matter relating to the Shelf Registration or the Shelf Registration Statement, and will reimburse such holder, such holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability (x) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or free writing prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any such person expressly for use therein, or (y) arises from such person’s use of the Shelf Registration Statement or prospectus or any amendments or supplements thereto during a Suspension Period.
          (b) Indemnification by the Holders. Each holder agrees, severally and not jointly, to (i) indemnify and hold harmless the Company and all other Holders Indemnitees against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or free writing prospectus contained therein or furnished by the Company to any such holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the net proceeds to be received by such holder from the sale of such holder’s Registrable Securities pursuant to such registration.
          (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof to the extent the indemnifying party is not materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that such indemnified party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such indemnified party to be paid by the Company, if, in the reasonable opinion of such indemnified party the representation by such counsel of such indemnified party and the Company would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, and provided, further, that the indemnifying party shall not be required to pay for more than one such separate counsel for all similarly situated indemnified parties in connection with any indemnification claim. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
          (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.
          (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder and each person, if any, who controls any holder within the meaning of the Securities Act; and the obligations of the holders contemplated by this Section 6 shall be in addition to any liability which the respective holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.
     Section 7. Rule 144.
     The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.
     Section 8. Miscellaneous.
          (a) No Inconsistent Agreements . The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Agreement.
          (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.
          (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at 400 Minuteman Road, Andover, MA 01810, Attention: James W. Pluntze, Facsimile: (978) 946-7803 with a copy to BRL Law Group LLC, 31 St. James Avenue, Suite 850, Boston, MA 02116, Attention: Thomas B. Rosedale, Esq., Facsimile: (617) 399-6930, if to the Representative, to it at c/o GTCR Golder Rauner, LLC, 6100 Sears Tower, Chicago, Illinois 60606, Attention: Philip A. Canfield, Facsimile: (312) 382-2201, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.
          (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto, the Purchasers and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of, this Agreement.

          (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Merger Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of the transactions contemplated herein.
          (f) Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
          (g) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF COURTS OF UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, OR THE STATE OF DELAWARE, AND ANY APPELLATE COURT THEREFROM, FOR THE RESOLUTION OF ANY AND ALL DISPUTES, CONTROVERSIES, CONFLICTS, LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE SUBJECT MATTER HEREOF AND AGREES NOT TO COMMENCE ANY LITIGATION OR ACTIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE SUBJECT MATTER HEREOF IN ANY OTHER COURT.
          (h) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.
          (i) Entire Agreement; Amendments. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 8(i), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.
          (j) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities and this Agreement) at the offices of the Company at the address thereof set forth in Section 8(c) above.

          (k) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among the Purchasers and the Company.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the Parties hereto have executed this Registration Rights Agreement as of the date first above written.

COMPANY:

NaviSite, Inc.

By:	/s/ James W. Pluntze

Name: James W. Pluntze
Title: Chief Financial Officer

REPRESENTATIVE:

GTCR FUND VI, L.P.

By:	GTCR Partners VI, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Philip A. Canfield

Name: Philip A. Canfield
Its: Principal

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